Exhibit 10.5

股权质押协议

上海九鸽企业管理有限公司

与

李莉

与

上海九鸽信息科技有限公司

Contents目录

1.	定义和解释	1

2.	股权质押	4

3.	股权质押的执行	5

4.	担保的性质	5

5.	担保的解除	5

6.	期限	5

7.	陈述与保证	5

8.	承诺	6

9.	受让人与继受人	7

10.	违约事件	7

11.	终止	7

12.	保密	8

13.	不可抗力	8

14.	法律适用与争议解决	8

15.	其他事项	9

附件一 VIE架构		12

本股权质押协议（本“协议”）由以下各方于2018年10月16日在中华人民共和国上海市订立：

上海九鸽企业管理有限公司，一家根据中国法律设立的有限责任公司，注册地址为上海市长宁区宣化路3号二层2789室（“质权人”）；

李莉，中国公民，身份证号码为310105198005080043，居住于上海市长宁区福泉路550弄5号103（“出质人”）；和

上海九鸽信息科技有限公司，一家根据中国法律设立的有限责任公司，注册地址为上海市长宁区宣化路3号二层2762室（“VIE实体”）。

1.	定义和解释

1.1	定义

在本协议中，以下词组与表达应为如下含义，除非文中另作说明。

“协议”	各方签订的本股权质押协议；

“工商部门”	中国工商行政管理部门；

“营业日”	中国境内的持牌银行通常在正常营业时间内开门营业提供综合银行业务之日（星期六、星期日和法定节假日除外）；

“控制权变更”	下述任一情形： (1)股东不再直接持有VIE实体100%股权；或 (2)VIE架构的任何变更。

“贸仲”	具有第14.4条所定义的含义；

“交割”	具有业务及资产转让协议所定义的含义；

“保密信息”	披露方向接收方提供的关于业务、财务、经营、技术、人事或任何其他披露方或其关联方认为应保密的所有信息、文件或材料，无论以口头、书面、机读或任何其他形式，包括但不限于电子媒体文件、合同、报告、备忘录、程序、公示、算法、项目、照片、计划、绘图、概念、产品、参数、样本想法、空速测量、客户及经销商和/或分销名字、价格和成本、背景和市场信息，以及由上述信息、文件、材料的衍生的所有信息、文件或材料；

“披露方”	披露保密信息的一方；

“违约事件”	定义请见第10条；

“独家期权协议”	由WFOE、出质人与VIE实体订立的独家期权协议，根据该协议，出质人不可撤销地授予WFOE购买出质人持有的VIE实体的100%股权的权利；

“独家咨询协议”	由WFOE和VIE实体订立的独家咨询协议，根据该协议，VIE实体聘用WFOE为其独家服务提供商；

“金融负债”	指任一方所有类型的负债，即根据中国普遍接受的会计准则，显示在该方资产负债表中负债栏中的负债，以及该方为其他人士承担或担保的债务或该方为其他人士的债务承担第二顺位责任或或有责任（在流转过程中的票据背书除外），无论是通过协议获得该等负债，还是通过提供或贷出款项获得该等负债或通过其他方式产生负债，均属于金融负债；

“不可抗力事件”	指任何一方均不可预见、不可避免、不可控制的特别事件或情况，导致履行本协议项下的义务不合法或不可行，包括法律的变更、自然灾害、罢工、战争、暴动、骚乱、火灾、爆炸、蓄意破坏、恐怖袭击或禁运令；

“贷款协议”	指WFOE与股东签署的贷款协议，根据该协议，WFOE同意向股东提供人民币10,000,000元的贷款，用于股东向VIE实体出资;

“各方”或“一方”	包括质权人、出质人和VIE实体，或根据上下文指称上述任何一方；

“质权人”	上海九鸽企业管理有限公司，一家根据中国法律设立的有限责任公司，注册地址为上海市长宁区宣化路3号二层2789室；

“质押股权”	定义请见于2.1条款；

“出质人”	李莉，中国公民，身份证号码为：310105198005080043，居住于上海市长宁区福泉路550弄5号103；

“授权委托书”	由股东和WFOE订立的授权委托书，根据该授权委托书，股东授权WFOE为其独家代理人，行使其作为VIE实体股东的所有权利和权力

“中国”	中华人民共和国，仅为本协议之目的，不包括香港特别行政区，澳门特别行政区和台湾地区；

“接收方”	接收保密信息的一方；

“接收人”	定义请见第12.2条；

“人民币”	中国现时的法定货币；

“担保义务”	无论是实际的还是或有的，出质人和/或VIE实体根据交易文件向质权人承担的在任何时候到期，到期或发生的所有现在和将来的义务和责任;

“股权质押”	本协议约定的对VIE实体100%股权的股权质押；

“交易文件”	由以下文件组成： (1)VIE协议。

“VIE协议”	包括以下文件： (1)独家咨询协议； (2) 独家期权协议； (3)授权委托书； (4)贷款协议;和 (5)股权质押协议。

“VIE实体”	上海九鸽信息科技有限公司，一家根据中国法律设立的有限责任公司，注册地址为上海市长宁区宣化路3号二层2762室；

“VIE架构”	附件一所示的可变利益实体结构。

1.2	解释

(a)	任何指向“一方”、“出质人”“质权人”和“VIE实体”的表述应包括其各自的继受人、被许可的受让人或权利来源于上述各方的任何人士；

(b)	在本协议中，除非上下文语境另作要求，以单数表达的词汇包含复数，反之亦然，并且表示一个性别的词汇包含全部性别和中性；

(c)	对本协议的引用应视为对本协议不时修订或补充版本的引用；

(d)	标题仅为引用方便而加入，不影响本协议的解释；

(e)	本协议中所使用的词汇和表述应与其他交易文件中的定义具有相同含义。

(f)	本协议对法律条文的引用应视为对不时修订或重新制订的法律条文之版本（无论是本协议订立日之前还是之后）的引用。

2.	股权质押

2.1	作为对交易文件项下的担保义务的履行和实现之担保，出质人特此将VIE实体100%股权以一级担保的方式质押给质权人，该股权代表了VIE实体的全部注册资本（“质押股权”）。

2.2	出质人应当（并应当确保VIE实体）在本协议执行后五个营业日内，

(a)	向质权人交付质押股权的股东资格证明；

(b)	在VIE实体的股东名册登记上记录股权质押的情形；

(c)	向工商局报备并修正股权质押登记申请，向质权人交付原始登记凭证。

3.	股权质押的执行

3.1	如果发生任何违约事件，质权人和出质人同意质权人有权自行决定处置质押股权，包括处置方式和时间，出质人和VIE实体应为该等处置提供所有必要协助。

3.2	所有由上述处置所产生的收益应按照如下顺序支付

(a)	因处置产生的相关税款；

(b)	因处置产生的相关费用和支出，包括需向会计师、审计师、律师等支付的专业费用以及由此产生的支出；

(c)	担保义务项下的未偿还款项，包括赔偿、利息等等。

3.3	出质人同意根据第3.2条支付完成后，其余额应支付给VIE实体。

3.4	上述处置产生的收益不足以覆盖第3.2条项下需支付的款项的，出质人应对差额负责。

4.	担保的性质

4.1	股权质押独立于而非替代任何质权人与出质人之间现有的或任何时候成立的其他担保、保证或安排，也不得影响后者或受后者影响。

4.2	股权质押为持续担保，担保范围涵盖整个担保义务。担保义务部分履行的，不视为股权质押已满足或实现。

5.	担保的解除

5.1	只要担保义务和本协议项下的所有义务和债务履行和实现后合理可行，质权人应采取所有必要措施，解除和实现质押股权，包括但不限于返还质押股权的股东资格证明、注销工商局的股权质押登记。

6.	期限

6.1	本协议自各方签署之日起生效，直至根据本协议效力终止为止。

7.	陈述与保证

7.1	质权人向出质人陈述与保证

(a)	该方根据中国法律合法设立且有效存续；

(b)	该方具有完全的权力和权限订立并履行本协议；

(c)	该方已采取关于执行和履行本协议的所有必要企业行为；

(d)	本协议的执行和履行不会违反该方的章程、该方的合同或其它义务，及中国法律；

(e)	不存在就其所知并对其具有威胁的、或未决的法律诉讼。

7.2	质权人向出质人陈述与保证

(a)	其是质押股权唯一的合法所有人；

(b)	其具有完全的权利和权限订立并履行本协议；

(c)	本协议的执行和履行反映了其真实的意图；

(d)	质押股权有效发行并全部出资完毕；

(e)	质押股权上没有任何权力负担，但交易文件创设的除外；

(f)	质押的股权是一级担保；

(g)	质押股权不受任何购买选择权或优先购买权的约束。

7.3	VIE实体向质权人陈述和保证

(a)	其依据中国法律合法设立且有效存续；

(b)	其具有完全的权力和权限订立并履行本协议；

(c)	其已采取关于执行和履行本协议的所有必要企业行为；

(d)	本协议的执行和履行不会违反VIE实体的章程、VIE实体的合同或其它义务，及中国法律；

(e)	质押股权有效发行并全部出资完毕；

(f)	不存在就其所知并对VIE实体具有威胁的、或未决的法律诉讼。

8.	承诺

8.1	出质人承诺除非事先获得质权人书面同意，否则不会

(a)	以任何方式转让或处理其质押股权；

(b)	以任何方式转让或处理VIE实体的资产；

(c)	在质押股权上创设任何权力负担，但交易文件创设的权力负担除外；

(d)	决议通过或促使VIE实体

(i)	改变其注册资本；

(ii)	改变其章程；

(iii)	改变其任何股东；

(iv)	委任、开除或替换其高管；

(v)	进行或接受任何形式的投资或与任何实体合并或整合；

(vi)	更改向中国主管机关提交的信息；

(vii)	提供任何贷款或进行借款或提供任何形式的担保；

(viii)	支付、分派或宣告任何股息、费用、酬金或其他任何形式的利益分配；

(ix)	引起、创设或允许继续持有或持有任何金融负债;

(x)	签订任何与本协议相冲突的协议；和

(xi)	实施任何会损害其履行交易文件下义务之能力的行为。

8.2	出质人进一步承诺

(a)	其应尽其最大努力按照中国法律维持VIE实体的有效存续;

(b)	如果出现严重损害VIE实体有效存续，财务状况，资产或商誉的情形， 其应及时告知质权人。

9.	受让人与继受人

9.1	未经质权人事先书面同意，出质人和VIE实体均不得转让本协议下的权利和义务。

9.2	经事先书面通知出质人和VIE实体，质权人可以转让其在本协议下的权利和义务。

9.3	本协议对质权人、出质人和VIE实体的各继受人和许可的受让人及其他权利源自质权人、出质人和VIE实体的任何人具有约束力。

10.	违约事件

10.1	下列事件构成违约事件（“违约事件”）

(a)	出质人或VIE实体不履行或没有遵守交易文件下的任何义务；

(b)	出质人或VIE实体在交易文件中所作出的陈述、保证或承诺被证明存在重大不真实或不准确，且该等违反（如能救济）在十个营业日内未得到补救；

(c)	出质人或VIE实体不履行或没有遵守交易文件下的任何义务；

(d)	出于任何原因，交易文件下的实质义务不再合法有效，不再具有约束力和可执行性；

(e)	未经质权人事先同意，发生控制权变更；

(f)	未经质权人事先同意，修改VIE架构或修改VIE协议的任何条款；和

(g)	任何针对股东或VIE实体或其资产的任何诉讼、仲裁、行政程序、政府监管机构或其他的调查、诉讼或争议启动或具有威胁。

10.2	如果违约事件发生且正在持续，质权人可以行使交易文件下任何或所有权利、救济和权力。

11.	终止

11.1	本协议经各方同意可以在任何时间终止。

11.2	质权人可以提前一个月书面通知他方来单方终止本协议而无需支付任何费用和赔偿。

11.3	在任何情况下，出质人或VIE实体均无权单方终止本协议。

12.	保密

12.1	本协议有效期内和全部交易文件有效期届满之日起十年内，接收方应：

(a)	对保密信息保密；

(b)	不得向任何人士披露保密信息，除非事先获得披露方书面同意或根据第12.2条和第12.3条披露；和

(c)	不得将保密信息用于履行交易文件项下义务之外的任何其他目的。

12.2	在本协议有效期内，接收方可向其董事、员工、代理人和专业顾问（每一方均为“接收人”）披露保密信息，但是披露程度以合理必要实现交易文件的目的为限。

12.3	接收方应确保每一接收人均知悉并遵守本协议项下所有接收方的保密义务。

12.4	第12.1条至第12.3条的义务不适用于下列保密信息：

本协议订立之日已在公共领域存在的信息或订立日后任何时间进入公共领域的信息，但是前述存在于公共领域或进入公共领域的信息并非由接收方或任何接收人违反本协议而导致;

(a)	并非直接或间接地从披露方获得，而是接收方或接收人在非保密的基础上从披露方以外的来源获得，但是该来源对披露方不负有也未曾负有任何保密义务；或者

(b)	适用法律或证券交易所的规章要求披露的。

13.	不可抗力

13.1	如发生不可抗力事件，导致本协议项下任何一方的义务无法履行，该义务在该不可抗力事件持续期间应暂停履行，其履行期限应根据暂停履行期间自动顺延而无任何惩罚。

13.2	遭遇不可抗力事件的一方应立即书面通知另一方，并应对该不可抗力事件提供证明。

13.3	遭遇不可抗力的一方应尽一切合理努力减少该不可抗力事件的影响。

13.4	如发生不可抗力事件，各方应立即相互磋商以寻求公平合理的解决方案，并尽一切合理努力减少不可抗力事件造成的后果。

14.	法律适用与争议解决

14.1	本协议受中国法律管辖并根据中国法律解释。

14.2	因本协议产生的或与本协议有关的各方之间的任何争议，各方应首先尝试通过友好协商解决。

14.3	如任何一方向其他方送达要求开始协商的书面通知后十五个营业日内，该争议仍未通过友好协商获得解决，则任何一方可要求根据本第14条的约定通过仲裁最终解决该争议。

14.4	仲裁应递交中国国际经济贸易仲裁委员会（“贸仲”）根据争议提交日有效的贸仲委仲裁规则进行仲裁，该规则被认为通过引用而纳入本第14条。

14.5	仲裁地为北京，仲裁语言为英语。

14.6	贸仲委为指定仲裁员的机构。仲裁庭应由三名仲裁员组成。出质人应委任一名仲裁员，质权人应委任一名仲裁员。经选定的两名仲裁员应选择第三名仲裁员，但是如果该两名仲裁员未能在该两名仲裁员被选定后三十日内选出第三名仲裁员，则经任何一方要求，贸仲应委任第三名仲裁员。第三名仲裁员应为首席仲裁员。

14.7	仲裁应不公开进行。除非各方另有书面约定或法律另有要求，各方同意在仲裁过程中和最终裁决作出后对仲裁过程中提交的所有文件和证据（包括但不限于案件的任何陈述、任何临时或最终裁决以及仲裁裁决已认定的事实）保密。

15.	其他事项

15.1	通知

(a)	本协议规定的任何通知或其他通讯应以英文书面形式作出，（看情况）按照以下地址或传真号码或邮箱地址送达各方：

(i)	致质权人

接收人：

地址：

电话：

传真

邮箱：

(ii)	致出质人

接收人：

地址：

电话：

传真

邮箱：

(iii)	致VIE实体

接收人：

地址：

电话：

传真

邮箱：

(b)

专人送递的通知在交付时应视为已送达，通过预付挂号信邮寄的任何通知在邮寄后的两个营业日应视为已送达（在不存在较早时间收悉的证据时）且在证明对其发送时应充分展示信封包含该通知正确地被寄送等信息，通过传真或电子邮件发送的通知在发送日（至接收方的地址）应视为已送达。如果某一通知在本第15.1条下的接收方所在地正常工作时间（营业日上午9点至下午5点）之外达到不被视为已送达，则在下一营业日其应被视为已送达。任何一方可为了本协议目的，根据前述方式在不少于五个营业日的情形下更改其地址。

15.2	完整协议

本协议取代任何与交易文件下的拟议交易相关的在此之前由各方签署的协议。

15.3	无弃权

(a)	除非弃权方签署的书面文件做出规定，关于本协议任何条款的放弃均无效。

(b)	任何一方未能行使或迟延行使本协议项下的任何权利和权力不应被认为对该等权利和权力的放弃。

15.4	违法性与可分性

如果在任何时候本协议的任何条款在任何管辖法律下的任何方面是或成为不合法、无效和不能执行的，本协议的其他条款的合法性、有效性和可执行性都不会在任何方面因此收到影响和损害。

15.5	支出与费用

除非另有约定，否则各方同意，每一方应当承担与本协议的准备、执行和履行相关的各自支出、费用和赋税。

15.6	修改

本协议经各方签署书面协议方可变更或修改。

15.7	语言

本协议应以中文和英文签署。中文和英文的版本应具有同等效力和法律效力。

15.8	副本

本协议可签署为任意份数的副本，所有副本将被视为共同构成同一文件。

附件一　VIE 架构

WFOE

除另有说明外，代表 100%股权。

VIE 合同安排。

SPV　　特殊目的公司

（签字页）

上海九鸽企业管理有限公司

授权签名（盖章）:_______________

李莉

签名:_______________

上海九鸽信息科技有限公司

授权签名（盖章）:_______________